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                                                                    EXHIBIT 5.1

                  [Letterhead of Sonnenschein Nath & Rosenthal]

                                February 13, 2002


Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
100 Crystal Run Road
Middletown, New York 10941

     Re:      Registration Statement on Form S-3
              Under the Securities Act of 1933
              --------------------------------

Ladies and Gentlemen:

     We have acted as counsel to Mediacom Communications Corporation, a Delaware corporation ("MCC"), Mediacom LLC, a New York limited liability company ("Mediacom LLC"), Mediacom Capital Corporation, a New York corporation ("Mediacom Capital"), Mediacom Broadband LLC, a Delaware limited liability company ("Mediacom Broadband"), and Mediacom Broadband Corporation, a Delaware corporation ("MBC" and, collectively with MCC, Mediacom LLC, Mediacom Capital and Mediacom Broadband, the "Issuers"), in connection with a Registration Statement on Form S-3 (the "Registration Statement") heretofore filed by the Issuers with the Securities and Exchange Commission (File Number 333-82124) under the Securities Act of 1933, as amended (the "Securities Act"), for the issuance and sale from time to time pursuant to Rule 415(a)(1)(x) under the Securities Act of the following securities, with an aggregate public offering price of $1,500,000,000: shares of Class A common stock, $0.01 par value per share, of MCC ("Class A Common Stock"); shares of preferred stock, $0.01 par value per share, of MCC ("Preferred Stock"); debt securities of any of the Issuers ("Debt Securities"); warrants to purchase Class A Common Stock, Preferred Stock or Debt Securities of MCC ("Warrants"); subscription rights to purchase Class A Common Stock, Preferred Stock or Debt Securities of MCC ("Subscription Rights"); and guarantees by MCC with respect to Debt Securities issued by either Mediacom LLC and Mediacom Capital or Mediacom Broadband and MBC ("Guarantees"). This opinion is being delivered in accordance with the requirements of Item 16 of Form S-3 and Item 601(b)(5)(i) of Regulation S-K.

     In connection with rendering this opinion, we have examined originals, certified copies or copies otherwise identified as being true copies of the following:

     (a)  the Registration Statement;

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Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
February 13, 2002
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     (b)  the Restated Certificate of Incorporation of MCC;

     (c) the Amended and Restated By-Laws of MCC as in effect on the date hereof;

     (d)  the Articles of Organization, as amended, of Mediacom LLC;

     (e)  the Fifth Amended and Restated Operating Agreement of Mediacom LLC;

     (f)  the Certificate of Incorporation of Mediacom Capital;

     (g)  the By-Laws of Mediacom Capital as in effect on the date hereof;

     (h)  the Certificate of Formation of Mediacom Broadband;

     (i) the Amended and Restated Limited Liability Company Operating Agreement of Mediacom Broadband;

     (j)  the Certificate of Incorporation of MBC;

     (k)  the By-Laws of MBC as in effect on the date hereof;

     (l)  the form of senior note indenture of MCC;

     (m)  the form of subordinated note indenture of MCC;

     (n)  the form of senior note indenture of Mediacom LLC and Mediacom
          Capital;

     (o) the form of subordinated note indenture of Mediacom LLC and Mediacom Capital; (p) the form of senior note indenture of Mediacom Broadband and MBC;

     (q)  the form of subordinated note indenture of Mediacom Broadband and MBC;

     (r) corporate proceedings of (i) MCC relating to its proposed issuance of the Class A Common Stock, the Preferred Stock, the Debt Securities, the Warrants, the Subscription Rights and the Guarantees, (ii) MCC (in its capacity as managing member of each of Mediacom LLC and Mediacom Broadband) relating to the proposed issuance by each of Mediacom LLC and Mediacom Broadband of the Debt Securities and (iii) Mediacom Capital and MBC relating to the proposed issuance by each of them of the Debt Securities; and

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Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
February 13, 2002
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     (s)  such other instruments and documents as we have deemed relevant or necessary in connection with our opinions set forth herein.

     In making the aforesaid examinations, we have assumed the genuineness and authenticity of all documents examined by us and all signatures therein and the conformity to originals of all copies of all documents examined by us. We have also assumed that the corporate records furnished to us by the MCC, Mediacom LLC, Mediacom Capital, Mediacom Broadband and MBC include all corporate proceedings or limited liability company proceedings, as the case may be, taken by each of them to date.

     Based upon the subject to the foregoing, we are of the opinion that:

     1. When (i) the Registration Statement has become effective under the Securities Act and (ii) an issuance of the Class A Common Stock has been duly authorized by MCC and, upon issuance and delivery of certificates for the Class A Common Stock against payment therefor in accordance with the terms of such corporate proceeding taken by MCC and any applicable underwriting agreement or purchase agreement, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, or upon the exercise of any Warrants for Class A Common Stock in accordance with the terms thereof, or conversion or exchange of Preferred Stock that, by their terms, are convertible into or exchangeable for Class A Common Stock, or upon the conversion or exchange of Debt Securities that, by their terms, are convertible into or exchangeable for Class A Common Stock, or upon the exercise of any Subscription Rights for Class A Common Stock in accordance with the terms thereof and receipt by MCC of any additional consideration payable upon such conversion, exchange or exercise, the Class A Common Stock represented by such certificates will be validly issued, fully paid and non-assessable.

     2. When (i) the Registration Statement has become effective under the Securities Act, (ii) a series of the Preferred Stock has been duly authorized and established by MCC in accordance with the terms of the Restated Certificate of Incorporation of MCC, the Amended and Restated By-Laws of MCC and applicable law, (iii) an appropriate Certificate or Certificates of Designation has or have been filed with the Secretary of State of the State of Delaware and (iv) the issuance of such series of Preferred Stock has been appropriately authorized by MCC and, upon issuance and delivery of certificates for such series of Preferred Stock against payment therefor in accordance with the terms of such corporate proceeding taken by MCC and any applicable underwriting or purchase agreement, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, or upon the exercise of any Warrants for such series of Preferred Stock in accordance with the terms thereof, or upon the conversion or exchange of Debt Securities that, by their terms, are convertible into or exchangeable for such series of Preferred Stock, or upon the exercise of any Subscription Rights for such series of

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Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
February 13, 2002
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Preferred Stock in accordance with the terms thereof and receipt by MCC of any additional consideration payable upon such conversion, exchange or exercise, such series of Preferred Stock represented by such certificates will be validly issued, fully paid and non-assessable.

     3. When (i) the Registration Statement has become effective under the Securities Act, (ii) an applicable indenture has been duly executed and delivered by MCC and the trustee named therein, (iii) the issuance of any series of Debt Securities has been duly authorized by MCC and the terms thereof have been duly established in accordance with the provisions of the indenture and
(iv) such series of Debt Securities has been duly authenticated by the trustee and duly executed and delivered on behalf of MCC against payment therefor in accordance with the terms of such corporate proceeding of MCC, any applicable underwriting agreement or purchase agreement, the indenture and any applicable supplemental indenture, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, or upon the exercise of any Warrants for such series of Debt Securities in accordance with the terms thereof, or upon the exercise of any Subscription Rights for such series of Debt Securities in accordance with the terms thereof and receipt by MCC of any additional consideration payable upon such exercise, such series of Debt Securities will constitute valid and binding obligations of MCC, enforceable against MCC in accordance with its terms.

     4. When (i) the Registration Statement has become effective under the Securities Act, (ii) an applicable indenture has been duly executed and delivered by MCC, Mediacom LLC, Mediacom Capital and the trustee named therein,
(iii) the issuance of any series of Debt Securities has been duly authorized by MCC (in its capacity as managing member of Mediacom LLC) and Mediacom Capital and the terms thereof have been duly established in accordance with the provisions of the indenture and (iv) such series of Debt Securities has been duly authenticated by the trustee and duly executed and delivered on behalf of Mediacom Broadband and Mediacom Capital against payment therefor in accordance with the terms of such corporate proceeding of MCC (in its capacity as managing member of Mediacom LLC) and Mediacom Capital, any applicable underwriting agreement or purchase agreement, the indenture and any applicable supplemental indenture, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, such series of Debt Securities will constitute valid and binding obligations of Mediacom Broadband and Mediacom Capital, enforceable against Mediacom Broadband and Mediacom Capital in accordance with their terms.

     5. When (i) the Registration Statement has become effective under the Securities Act, (ii) an applicable indenture has been duly executed and delivered by MCC, Mediacom Broadband, MBC and the trustee named therein, (iii) the issuance of any series of Debt Securities has been duly authorized by MCC (in its capacity as managing member of Mediacom Broadband) and MBC and the terms thereof have been duly established in accordance with the provisions of the indenture and (iv) such series of Debt Securities has been duly authenticated by

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Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
February 13, 2002
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the trustee and duly executed and delivered on behalf of Mediacom Broadband and
MBC against payment therefor in accordance with the terms of such corporate proceeding of MCC (in its capacity as managing member of Mediacom Broadband) and MBC, any applicable underwriting agreement or purchase agreement, the indenture and any applicable supplemental indenture, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, such series of Debt Securities will constitute valid and binding obligations of Mediacom Broadband and MBC, enforceable against Mediacom Broadband and MBC in accordance with its terms.

     6. When (i) the Registration Statement has become effective under the Securities Act, (ii) a warrant agreement conforming to the description thereof in the Registration Statement and/or the applicable prospectus supplement has been duly authorized by MCC and delivered by MCC and the warrant agent named therein and (iii) Warrants conforming to the requirements of the related warrant agreement have been duly authenticated by the warrant agent and duly executed and delivered on behalf of MCC against payment therefor in accordance with the terms of such corporate proceeding taken by MCC, any applicable underwriting agreement or purchase agreement and the applicable warrant agreement, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, the Warrants will constitute valid and binding obligations of MCC, enforceable in accordance with their terms.

     7. When (i) the Registration Statement has become effective under the Securities Act and (ii) a standby underwriting agreement conforming to the description thereof in the Registration Statement and/or the applicable prospectus supplement has been duly authorized by MCC and delivered by MCC and the underwriters named therein, and assuming (a) that the terms of the Subscription Rights as set forth in the standby underwriting agreement are as described in the Registration Statement and/or the applicable prospectus supplement, (b) that the terms of the Subscription Rights as set forth in the standby underwriting agreement do not violate any law applicable to MCC or result in a default under or breach of any agreement or instrument binding upon MCC, and (c) that the Subscription Rights are then issued as contemplated in the Registration Statement and/or the applicable prospectus supplement, the Subscription Rights will constitute valid and binding obligations of MCC, enforceable in accordance with their terms.

     8. When (i) the Registration Statement has become effective under the Securities Act, (ii) an applicable indenture has been duly executed and delivered by MCC, Mediacom LLC, Mediacom Capital and the trustee named therein,
(iii) the issuance of any series of Debt Securities has been duly authorized by MCC (in its capacity as managing member of Mediacom LLC) and Mediacom Capital and the terms thereof have been duly established in accordance with the provisions of the indenture, (iv) the issuance of the Guarantees of such series of Debt Securities of Mediacom LLC and Mediacom Capital has been authorized by MCC and the terms thereof have been duly established in accordance with the provisions of the indenture, (v) such

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Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
February 13, 2002
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Guarantees have been duly executed by MCC and (vi) such series of Debt
Securities has been duly authenticated by the trustee and duly executed and delivered on behalf of Mediacom LLC and Mediacom Capital and such Guarantees have been delivered on behalf of MCC, against payment therefor in accordance with the terms of such corporate proceedings of MCC (in its own capacity and in its capacity as managing member of Mediacom LLC) and Mediacom Capital, any applicable underwriting agreement or purchase agreement, the indenture and any applicable supplemental indenture, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, such Guarantees will constitute valid and binding obligations of MCC, enforceable against MCC in accordance with their terms.

     9. When (i) the Registration Statement has become effective under the Securities Act, (ii) an applicable indenture has been duly executed and delivered by MCC, Mediacom Broadband, MBC and the trustee named therein, (iii) the issuance of any series of Debt Securities has been duly authorized by MCC (in its capacity as managing member of Mediacom Broadband) and MBC and the terms thereof have been duly established in accordance with the provisions of the indenture, (iv) the issuance of the Guarantees of such series of Debt Securities of Mediacom Broadband and MBC has been authorized by MCC and the terms thereof have been duly established in accordance with the provisions of the indenture,
(v) such Guarantees have been duly executed by MCC and (vi) such series of Debt Securities has been duly authenticated by the trustee and duly executed and delivered on behalf of Mediacom Broadband and MBC and such Guarantees have been delivered on behalf of MCC, against payment therefor in accordance with the terms of such corporate proceedings of MCC (in its own capacity and in its capacity as managing member of Mediacom Broadband) and MBC, any applicable underwriting agreement or purchase agreement, the indenture and any applicable supplemental indenture, and as contemplated by the Registration Statement and/or the applicable prospectus supplement, such Guarantees will constitute valid and binding obligations of MCC, enforceable against MCC in accordance with their terms.

     Our opinions are subject to the effect of Federal and state bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other laws relating to or affecting the rights of secured or unsecured creditors generally (or affecting the rights of only creditors of specific types of debtors), with respect to which we express no opinion.

     Our opinions are subject to the effect of general principals of equity, whether applied by a court of law or equity, including, without limitation, concepts of materiality, good faith and fair dealing and upon the availability of injunctive relief or other equitable remedies, and the application of principals of equity (regardless of whether enforcement is considered in proceedings at law or in equity).

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Mediacom Communications Corporation
Mediacom LLC
Mediacom Capital Corporation
Mediacom Broadband LLC
Mediacom Broadband Corporation
February 13, 2002
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     We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, Delaware general corporate law and limited liability company law and the federal laws of the United States of America.

     We hereby consent to the use of our opinion as herein set forth as an exhibit to the Registration Statement and to the use of our name under the caption "Legal Matters" in the prospectus forming a part of the Registration Statement. We do not, by giving such consent, admit that we are within the category of persons whose consent is required under Section 7 of the Act.

                          Very truly yours,

                          SONNENSCHEIN NATH & ROSENTHAL

                          By: /s/Ira Roxland
                              ---------------------------
                              A Member of the Firm